Exhibit 10.18



                                 LOAN AGREEMENT

                                     Between

                     PRESIDENTIAL REALTY CORPORATION, Lender

                                       and

                         LIGHTSTONE MEMBER LLC, Borrower


                              West Manchester Mall
                               York, Pennsylvania

                             Mount Berry Square Mall
                                  Rome, Georgia

                               Bradley Square Mall
                              Cleveland, Tennessee

                              Shenango Valley Mall
                             Hermitage, Pennsylvania





                         Dated as of September 27, 2004



                                TABLE OF CONTENT

ARTICLE ONE
-----------
DEFINITIONS
-----------
   1.1   Definitions
   ---   -----------
   1.2   Accounting Terms and Determinations
   ---   -----------------------------------
ARTICLE TWO
-----------
THE LOAN
--------
   2.1   The Loan
   ---   --------
   2.2   Conditions to Advances of the Loan
   ---   -----------------------------------
ARTICLE THREE
-------------
INTEREST
--------
   3.1   Calculation
   ---   -----------
   3.2   Payments
   ---   --------
ARTICLE FOUR
------------
TERM; PAYMENT; PREPAYMENT;
--------------------------
EXIT FEE; PROPERTY SALES
------------------------
   4.1   Term
   ---   ----
   4.2   Repayment at End of Term
   ---   ------------------------
   4.3   Prepayment
   ---   ----------
   4.4   Acceleration Upon Invalidity of Interest
   ---   ----------------------------------------
ARTICLE FIVE
------------
SECURITY
--------
   5.1   Loan Documents
   ---   --------------
ARTICLE SIX
-----------
REPRESENTATIONS AND WARRANTIES OF BORROWER
------------------------------------------
ARTICLE SEVEN
-------------
ADDITIONAL COVENANTS; COVENANT BY LENDER
----------------------------------------
   7.1   Additional Covenants by Borrower
   ---   --------------------------------
   7.2   Covenant by Lender
   ---   ------------------
   7.3   Certain Sources and Uses of Funds
   ---   ---------------------------------
ARTICLE EIGHT
-------------
EXPENSES
--------
   8.1   Closing Costs
   ---   -------------
ARTICLE EIGHT-A
---------------
BROKERAGE
---------
   8-A.1    Mutual Representations
   -----    ----------------------
   8-A.2    Indemnities
   -----    -----------
ARTICLE NINE
------------
SURVIVAL OF REPRESENTATIONS AND
-------------------------------
WARRANTIES; BINDING EFFECT; INDEMNITY
-------------------------------------
   9.1   Survival of Representations and Warranties; Binding Effect; Indemnity
   ---   ---------------------------------------------------------------------
ARTICLE TEN
-----------
DEFAULTS
--------
   10.1     Event of Default
   ----     ----------------
   10.2     Costs; Right to Cure
   -----    --------------------
   10.3     Cross-Default
   ----     -------------
ARTICLE ELEVEN
--------------
BOOKS; RECORDS; STATEMENTS AND AUDITS
-------------------------------------
   11.1     Books and Records
   -----    -----------------
   11.2     Statements
   ----     ----------
   11.3     Lender's Right to Audit
   -----    -----------------------
ARTICLE TWELVE
--------------
MANAGEMENT OF THE PROPERTIES
----------------------------
   12.1     Management
   -----    ----------
   12.2     Service Agreements
   ----     ------------------
   12.3     Occupancy Leases
   ----     ----------------
ARTICLE THIRTEEN
----------------
TRANSFER OF INTERESTS; NO FURTHER FINANCING
-------------------------------------------
   13.1     Transfers
   -----    ---------
   13.2     No Financing
   -----    ------------
ARTICLE FOURTEEN
----------------
MISCELLANEOUS
-------------
   14.1     Notices
   -----    -------
   14.2     Entire Agreement; No Oral Changes
   -----    ---------------------------------
   14.3     Captions
   -----    --------
   14.4     Governing Law
   -----    -------------
   14.5     Further Assurances
   -----    ------------------
   14.6     Interest Limitation
   -----    -------------------
   14.7     Estoppel Certificates
   -----    ---------------------
   14.8     Interpretation
   -----    --------------
   14.9     Non-Recourse
   -----    ------------
   14.10    Counterparts
   -----    ------------
   14.11    No Partnership
   -----    --------------
   14.12    Resolution of Drafting Ambiguities
   -----    ----------------------------------
   14.13    No Waiver; Cumulative Remedies and Rights
   -----    -----------------------------------------
   14.14    Certain Consents
   -----    ----------------
   14.15    Payment Days
   -----    ------------
   14.16    Severability
   -----    ------------
   14.17    Consent to Jurisdiction
   -----    -----------------------
   14.18    Waiver of Jury Trial
   -----    --------------------


Exhibit A-1:      Lightstone Properties

Exhibit A-2:      Martinsburg Property

Exhibit B:        Lightstone Property Owners

Exhibit C:        Allocation of the Loan to the Lightstone Properties









                              LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Loan Agreement" or "Agreement") dated as of the 27 day of September, 2004, by and between PRESIDENTIAL REALTY CORPORATION, a Delaware corporation having an address at 180 South Broadway, White Plains, New York 10605 ("Lender"), and LIGHTSTONE MEMBER LLC, a Delaware limited liability company, having an address at 326 Third Street, Lakewood, New Jersey 08701 ("Borrower's Address") ("Borrower");

                              W I T N E S S E T H:

         WHEREAS Lightstone Real Estate Partners, LLC (hereinafter referred to as "Contract Vendee"), an Affiliate (capitalized terms not defined in these recitals are defined in Article 1) of David Lichtenstein has entered into a contract dated May 14, 2004, as amended, with PREIT Associates, L.P. ("PREIT") for the purchase of the four properties described in Exhibit A-1 annexed hereto (the "Lightstone Properties") and the property described in Exhibit A-2 annexed hereto (the "Martinsburg Property"); and

         WHEREAS the parties contemplate that Contract Vendee shall assign and delegate to Martinsburg Mall LLC, a Delaware limited liability company and an Affiliate of Lender, the right and obligation to purchase the Martinsburg Property; and

         WHEREAS as part of the series of transactions of which this Agreement is a part, Wachovia Bank, National Association ("Wachovia") is lending One Hundred Five Million Dollars ($105,000,000) to the four Delaware limited liability companies (the "Lightstone Property Owners") listed at Nos. 1 through 4 on Exhibit B annexed hereto and to Martinsburg Mall LLC, a Delaware limited liability company, secured by a first mortgage lien upon the Lightstone Properties and the Martinsburg Property; and

         WHEREAS the parties contemplate that each of the Lightstone Property Owners shall take title to the Lightstone Property referred to after its name in Exhibit B and that Martinsburg Mall LLC shall take title to the Martinsburg Property; and

         WHEREAS David Lichtenstein ("Lichtenstein") having an address at Borrower's Address, is the managing member of Borrower, and Borrower is the sole member of the Lightstone Property Owners; and

         WHEREAS Borrower has applied to Lender for a loan in the amount of Eight Million Six Hundred Thousand Dollars ($8,600,000) to be used, along with other funds, to purchase the Lightstone Properties; and

         WHEREAS Lender is willing to lend Borrower up to Eight Million Six Hundred Thousand Dollars ($8,600,000) to be used, along with other funds, to purchase the Lightstone Properties, but only upon the terms and conditions set forth in this Loan Agreement and in the other Loan Documents;

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which hereby are mutually acknowledged, and intending to be legally bound hereby, Lender and Borrower hereby agree as follows:


                                   ARTICLE ONE

                                   DEFINITIONS

         1.1      Definitions.  The following terms, as used in this Loan
                  -----------
                  Agreement, have the following meanings:

    Affiliate: Any Person that controls, is controlled by, or is under common control with any other Person is an Affiliate of such Person; any Person that is a shareholder of, partner in, member of, or other beneficial owner (directly or indirectly) of an interest in any other Person is an Affiliate of such Person; any direct or collateral relative by blood or marriage of any Person is an Affiliate of such Person; any Person who is a direct or collateral relative by blood or marriage of any Person who is a shareholder of or partner in, member of, or other beneficial owner (directly or indirectly) of an interest in any entity that controls, is controlled by, or is under common control with any other entity is an Affiliate of all such Persons. For purposes of this definition "control" of an entity shall mean an ownership interest of fifty percent (50%) or more, or the right or power, by contract or otherwise, directly or indirectly, to make, or cause to be made, the decisions of such entity.

         Auditor:  As defined in Section 11.3 hereof.

         Bankruptcy Event: With respect to any Person, a court having jurisdiction shall have entered a decree or order for relief in respect of such Person in an involuntary case or cases under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have appointed one or more receivers, liquidators, assignees, custodians, trustees, sequestrators or other similar officials (hereinafter collectively referred to as "receiver or trustee") of such Person, or for any substantial part of such Person's property, or shall have ordered the winding up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or such Person shall have commenced a voluntary case or cases under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in any involuntary case or cases under any such law, or shall have consented to the appointment of or taking possession by one or more receivers or trustees of such Person or for any substantial part of such Person's property, or shall have made a general assignment for the benefit of its creditors, or shall have failed generally to pay its debts as they become due, or shall have taken any action in furtherance of any of the foregoing.

         Borrower's Address: As defined in the first paragraph of this Loan Agreement.

         Borrower's Initial Equity Investment in the Lightstone Properties: The amount of money, in addition to the Loan and the proceeds of the First Mortgage, required to pay the purchase prices for the Lightstone Properties and all Transaction Costs incurred or to be incurred in causing title thereto to be acquired by the Lightstone Property Owners.

         Borrower's Property Management Office: 326 Third Street, Lakewood, New Jersey, or such other location in New Jersey or New York as Borrower shall determine, provided that Borrower timely shall notify Lender of any change in the location of Borrower's Property Management Office.

         Certificate of Occupancy: One or more certificates of use and occupancy, or similar permit or approval, required by law to be issued in connection with the use, occupancy or operation of a Lightstone Property by its owner or by any tenant under an Occupancy Lease.

         Contract Vendee:  As defined in the first "WHEREAS" clause hereof.

         Default: An event or condition which with the passage of time or upon notice, or both, will result in an Event of Default.

         Default Collateral:  As defined in Section 14.9 hereof.

         Environmental Indemnity Agreement: That certain Environmental Indemnity Agreement, dated as of the date hereof, made by Borrower, Lichtenstein and the Lightstone Property Owners, as indemnitors, in favor of Lender, as indemnitee, and all amendments thereof and supplements thereto.

         Environmental Laws: All federal, state and local laws, rules and regulations, whether now existing or hereafter enacted or promulgated, regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic, petroleum or dangerous waste, substance or material or the protection of health or the environment, including, without limitation (i) Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq. (known as CERCLA or Superfund) as amended by the Superfund Amendments and Reauthorization Act of 1986 (known as SARA); (ii) Solid Waste Disposal Act, 42 U.S.C. Section 6901 et seq. (known as SWDA) as amended by Resource Conservation and Recovery Act (known as RCRA); (iii) National Environmental Policy Act, 42 U.S.C. Section 4321 et seq. (known as NEPA); (iv) Toxic Substances Control Act, 15 U.S.C., Section 2601 et seq. (known as TSCA);
(v) Safe Drinking Water Act, 42 U.S.C. Section 300(f) et seq., (known as Public Health Service Act, PHSA); (vi) Refuse Act, 33 U.S.C. Section 407 et seq.; (vii) Clean Water Act, 33 U.S.C. Section 1251 et seq. (known as Federal Water Pollution Control Act FWPCA); (viii) Clean Air Act, 42 U.S.C. Section 7401 et seq. (known as CAA); (ix) The Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq. (known as EPCRTKA); and (x) the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq. (known as
OSHA).

         Event of Default:  As defined in Section 10.1 hereof.

         Exit Fee:  As defined in Section 4.3 hereof.

         Financial Information:  As defined in Section 6.1 hereof.

         First Mortgage:   See definition of Permitted Exceptions.

         Fiscal Years: The fiscal years of Borrower and the Lightstone Property Owners, all of which shall be the calendar year.

         Guarantor:  Lichtenstein.

         Guaranty: A certain Guaranty of even date herewith made by Lichtenstein, as Guarantor, for the benefit of Lender.

         Imposition: Any real estate tax, sewer rent, water charge, or other municipal or governmental assessment, rate, charge, imposition or lien upon any of the Lightstone Properties.

         Improvements: All buildings, structures and other improvements of every kind and description on any of the Lightstone Properties.

         Indebtedness: The amount of Principal, Interest and all other sums payable by Borrower to Lender under this Loan Agreement, the Note and the other Loan Documents.

         Interest:  As defined in Section 3.1 hereof.

         Interest Rate:  As defined in Section 3.1 hereof.

         Legal Requirements: All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, variances, consents, approvals, directions and requirements of, and agreements with, all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to any of the Lightstone Properties, or to any of the adjoining vaults, sidewalks, streets or ways, or to any use or condition of any of the Lightstone Properties, including, without limitation, Environmental Laws.

         Lichtenstein:  As defined in the fifth "WHEREAS" clause hereof.

         Lightstone Properties: As defined in the first "WHEREAS" clause hereof.

         Lightstone Property Owners: As defined in the third "WHEREAS" clause hereof.

         Lightstone Property Sale and similar phrases such as Lightstone Property Sales: Any Transfer of a Lightstone Property or any part thereof other than a Refinancing Event, an Occupancy Lease, or a Taking.

         Loan: The loan to be made by Lender to Borrower as provided in this Loan Agreement and as evidenced by the Note.

         Loan Agreement: This Loan Agreement between Borrower and Lender, and all amendments and supplements hereto.

         Loan Closing Date:  September 27, 2004.

         Loan Documents: Without limitation, this Loan Agreement, the Note, the Guaranty, the Environmental Indemnity Agreement, the Security Instruments and any other agreements or instruments executed or to be executed hereunder or in connection herewith or to evidence or to secure the Indebtedness and all amendments thereof and thereto.

         Martinsburg Property:  As defined in the first "WHEREAS" clause hereof.

         Maturity Date: The tenth (10th) anniversary of the Loan Closing Date, or any earlier date to which said date shall be accelerated pursuant to any right or option of Lender hereunder or under any of the other Loan Documents.

         Note: A promissory note in the amount of Eight Million Six Hundred Thousand Dollars ($8,600,000), or so much thereof as may be advanced, of even date herewith made by Borrower to the order of Lender.

         Occupancy Lease: Any written or oral lease, sublease, license, franchise, concession or other occupancy agreement now or hereafter in effect, whether or not of record, for the use or occupancy of any portion of the Improvements on any of the Lightstone Properties, together with all amendments thereof and supplements thereto, including oral lettings and tenancies following attornment.

         Omnibus Agreements: Those certain Omnibus Agreements of even date herewith executed by the Lightstone Property Owners and all amendments thereof and supplements thereto.

         Permitted Exceptions: A first mortgage or deed of trust ("First Mortgage") held by Wachovia. In addition, the following shall be Permitted
Encumbrances: (i) liens for unpaid real estate taxes not yet due, (ii) Occupancy Leases, and (iii) provided that Borrower shall have furnished title reports (and related documents) upon, and surveys (complying with paragraph (vi) of Section 2.2) of, the Lightstone Properties, to Lender prior to the Loan Closing Date, then any additional condition of title disclosed by any of such title reports and surveys as shall be taken as an exception to title (without affirmative insurance or any other special assurances of any kind) in the title report upon the Lightstone Property in question (or the title policy to be issued in connection therewith) issued to Wachovia with its informed consent.

         Person: An individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or agency or instrumentality thereof.

         Pledge Agreement: That certain Security and Pledge Agreement of even date herewith, executed and delivered by Borrower to Lender and all amendments thereof and supplements thereto.

         Pledged Collateral: All of Borrower's right, title and interest in and to the following property, whether now owned by Borrower or hereafter acquired and whether now existing or hereafter coming into existence, and wherever located:

                  (i) all of Borrower's membership interests in the Lightstone Property Owners, which constitutes one hundred percent (100%) of the membership interests in the Lightstone Property Owners, together with all of Borrower's interest as a member of the Lightstone Property Owners;

                  (ii) all right, title and interest of Borrower in the Lightstone Property Owners relating to Borrower's membership interests in the Lightstone Property Owners, including, without limitation, all of Borrower's rights, powers and remedies under the Company Agreement with respect to Borrower's membership interests; and

                  (iii) all present and future payments, distributions, proceeds, profits, income, compensation, property, capital assets, interests and rights due or to become due and payable to Borrower in connection with Borrower's membership interests in the Lightstone Property Owners (including, without limitation, all proceeds of dissolution or liquidation or winding up of the affairs of the Lightstone Property Owners), all repayments of any and all loans made by Borrower to the Lightstone Property Owners and all rights of Borrower to receive any and all of the foregoing, whether or not any or all of the foregoing shall constitute accounts or general intangibles under the Uniform Commercial Code.

         PREIT:  As defined in the first "WHEREAS" clause hereof.

         Principal: At any time of reference, the aggregate total of all money advanced by Lender to Borrower pursuant to Article 2 hereof, less any repayment or prepayment of a portion thereof in accordance with the terms hereof, except as the context otherwise shall require.

         Recourse Distributions:  As defined in Section 14.9 hereof.

         Refinancing Event: The creation, financing, refinancing or restructuring of any debt (but only with Lender's prior approval) upon or related to any of the Lightstone Properties, including, without limitation, any lease and leaseback or other form of financing.

         Sale of a Lightstone Property and similar phrases such as Sales of Lightstone Properties: See definition of "Lightstone Property Sale."

         Security Instruments: The Pledge Agreement, the Omnibus Agreements, financing statements under the Uniform Commercial Code, and any other agreements or instruments executed or to be executed pursuant to the terms of this Loan Agreement and the other Loan Documents to secure and/or assure the repayment of the Principal and Interest and all other Indebtedness under the Note and all other Loan Documents and all amendments thereof and supplements thereto.

         Taking and similar words such as "Taken": A taking for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain of all or any portion of any of the Lightstone Properties or the temporary use thereof.

         Term: The period of time beginning on the date hereof and ending on the Maturity Date.

         Transaction Costs: Actual, necessary and reasonable out-of-pocket costs and expenses incurred by Borrower, any Lightstone Property Owner, Martinsburg Mall LLC and any of their Affiliates, in connection with the purchase of a Lightstone Property or the Martinsburg Property, a Lightstone Property Sale or Taking as to any of the Lightstone Properties, including, without limitation, title insurance and survey costs, brokerage commissions, legal expenses, transfer taxes, closing adjustments, and other customary closing costs without duplication as Operating Expenses or otherwise, costs to comply with Legal Requirements or requirements of lenders, mortgage points and fees, and property expenses required in connection with a Lightstone Property Sale or Taking to be paid or incurred by a Lightstone Property Owner or Borrower (excluding, however, the purchase prices for the Lightstone Properties or the Martinsburg Property, and any commissions or fees paid to Borrower or any Lightstone Property Owner, or any of their Affiliates).

         Transfer and similar words such as Transferred: A sale, assignment, gift, mortgage, pledge, hypothecation, encumbrance, lease or any other conveyance or transfer.

         Wachovia:  As defined in the third "WHEREAS" clause hereof.

         1.2 Accounting Terms and Determinations. Unless otherwise specified herein (i) all accounting terms used herein shall be interpreted, (ii) all accounting determinations hereunder shall be made and (iii) all books, records and financial statements required to be kept or delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, consistently applied, except for changes reasonably approved in writing by Lender.


                                   ARTICLE TWO
                                    THE LOAN

         2.1 The Loan. Lender hereby agrees to make the Loan to Borrower, and Borrower hereby agrees to take the Loan from Lender, on the first business day after acquisition of the Lightstone Properties by the Lightstone Property Owners and on the terms and subject to the conditions set forth herein, each of which shall be a condition precedent to Lender's obligation to make the Loan, each of which Borrower shall use its best efforts to satisfy, and each of which Lender may waive.

         2.2 Conditions to Advances of the Loan. Lender's obligation to advance the Loan shall be subject to the following conditions:

(i) In no event shall the Loan exceed Eight Million Six Hundred Thousand Dollars ($8,600,000); and

(ii) Lender shall have acquired the Martinsburg Property, Borrower shall have paid all Transaction Costs in connection with PRC's acquisition of the Martinsburg Property, and Wachovia shall have advanced not less than Twenty-two Million Nine Hundred Sixty-one Thousand Five Hundred Ninety Dollars ($22,961,590) to PRC in connection therewith; and

(iii)             Intentionally omitted;

(iv) The Lightstone Property Owners shall have acquired title to the Lightstone Properties; and

(v) All of Borrower's representations set forth in this Loan Agreement and the other Loan Documents shall be true, accurate and complete in all material respects, and there shall not exist any Default or Event of Default under any of the terms and provisions of this Loan Agreement or any of the other Loan Documents, and all of Borrower's representations made in this Loan Agreement and any of the other Loan Documents shall be true in all material respects; and

(vi) Borrower shall have furnished to Lender a survey of each of the Lightstone Properties, respectively, in form and substance satisfactory to Lender, acting reasonably, revised and redated to within ten (10) days of the date of the Loan Closing Date and certified by a registered surveyor or engineer acceptable to Lender, acting reasonably, showing no state of facts objectionable to Lender; all surveys shall show (a) the exact location and dimensions by courses and distances of the surveyed property and the improvements thereon, (b) the exact location of all parcel, lot and street lines, all means of access to the surveyed property, all utility wires, pipes and other conduits(whether above ground or underground), and all easements and rights of way affecting the surveyed property, and (c) no encroachment or potential encroachments of the improvements on the surveyed property upon any street or adjoining property or any encroachment of any adjoining structure upon the surveyed property; and

(vii) Borrower shall have furnished to Lender title reports (and related documents) and surveys of the Lightstone Properties provided for in the definition of "Permitted Encumbrances" in
                  Section 1.1 hereof and paragraph (vi) above, and the Lightstone Properties shall not be subject to any conditions of title that are not Permitted Encumbrances unless approved by Lender; and

(viii) Borrower shall have furnished to Lender a certificate stating that the Lightstone Properties (and the Improvements thereon), are in good condition and repair and comply with all Legal Requirements and that unconditional Certificates of Occupancy have been issued therefor and are in full force and effect subject to such qualifications, exceptions and conditions, if any, as shall have been approved by Wachovia; and

(ix) Borrower shall have furnished to Lender evidence in form satisfactory to Lender that all of the funds constituting Borrower's Initial Equity Investment in the Lightstone Properties have been invested; and

(x) Borrower shall have furnished to Lender copies of the First Mortgage and of all related documents, all of which must be satisfactory to Lender, acting reasonably, in all respects; and

(xi) Borrower shall have furnished to Lender original or certified copies of policies of insurance satisfactory to Lender insuring the Improvements on the Lightstone Properties against loss or damage by fire and the other risks insured against by extended coverage insurance; Lender will accept as to form policies of insurance (and the companies writing them) which are acceptable to Wachovia provided that the insurance limits set forth in such insurance policies are not less than the full insurable value of the Improvements on the insured Lightstone Property or Lightstone Properties in each case; and

(xii) The Loan Documents listed in Section 5.1 and such other agreements and instruments as Lender reasonably shall require shall be executed and/or delivered to Lender; and

(xiii) No casualty shall have occurred or Taking have occurred or be threatened as to any of the Lightstone Properties; provided, however, that this condition (xiii) shall be deemed satisfied in the event that despite a minor casualty partially damaging the Improvements on a Lightstone Property, or the occurrence or threatened occurrence of a partial Taking of a Lightstone Property, which partial Taking is or would be of little or no practical significance, Wachovia nevertheless shall fund its loan in the full originally committed amount thereof.


                                  ARTICLE THREE
                                    INTEREST

         3.1 Calculation. For each Fiscal Year (or any portion thereof) during the Term, Borrower shall pay Lender interest (calculated on the basis of actual days elapsed and a year of three hundred and sixty (360) days) on the Principal of the Loan outstanding from time to time, to the extent and from the date(s) advanced, at the rate of eleven percent (11%) (the "Interest Rate"). Said interest is referred to herein as "Interest."

         3.2 Payments. Borrower shall make payments of Interest with respect to the Loan as follows:

         (a) Interest shall be payable in monthly installments, in arrears, on the first day of the month following the month for which such Interest is due.

         (b) All payments of Interest and Principal pursuant to this Loan Agreement, the Note and the other Loan Documents shall be made in lawful currency of the United States of America at Lender's address set forth in the first paragraph of this Loan Agreement or at such other address as Lender shall from time to time designate.

         3.3 Interest Rate after Default; Late Payment Fee. If any payment becoming due to Lender under the Note or this Loan Agreement is not paid when due and shall continue unpaid for a period of ninety (90) days, then (without prejudice to any other rights and remedies available to Lender as a result of such nonpayment) beginning on the ninety-first (91st) day after such payment first was due and continuing until the first anniversary of the date upon which the Event of Default shall have been cured, the Interest Rate shall be fourteen percent (14%) per annum. In addition, if any payment of Interest or Principal shall not be made within fifteen (15) days of the date the same becomes due, Borrower shall pay to Lender a late payment charge in an amount equal to four (4%) percent of the amount past due upon demand made by Lender at any time after such fifteen (15) day period. All such late payment charges shall be liquidated damages for Borrower's failure to make prompt payment.


                                  ARTICLE FOUR
                           TERM; PAYMENT; PREPAYMENT;
                            EXIT FEE; PROPERTY SALES

         4.1 Term. The Term of the Loan shall continue until the Maturity Date, unless sooner terminated as provided in the Note or this Loan Agreement or any other Loan Document.

         4.2 Repayment at End of Term. On the Maturity Date, or upon the earlier termination of the Term as provided in the Note or this Loan Agreement or any other Loan Document, Borrower shall pay to Lender, in respect of the Loan, the sum of:

         (a) any accrued but unpaid Interest; plus

         (b) any Indebtedness (other than Principal and Interest) due and payable from Borrower to Lender pursuant to the terms of the Loan Documents; plus

         (c) the Principal.

         4.3 Prepayment. (a) Borrower may not prepay the Loan, in whole or in part, except as provided in Section 4.3(b) and 4.3(c) below and except that (i) upon a Lightstone Property Sale, or (ii) the Taking of a Lightstone Property in whole or in substantial part, Borrower shall prepay the portion of the Loan set forth in Exhibit C annexed hereto opposite the name of each of the Lightstone Properties or so much of such portion as has not been prepaid previously and, in the case of a Lightstone Property Sale, simultaneously shall pay to Lender an Exit Fee computed as provided in Section 4.3(d) unless payment of said Exit Fee shall be deemed waived by Lender as provided in Section 4.3(d). A Lightstone Property shall be deemed to have been Taken in substantial part if the portion thereof remaining after the Taking cannot practically and economically be restored so as to be suitable for the use to which the Lightstone Property in question was being put at the time of the Taking.
         (b) Borrower may prepay the Loan, in whole but not in part, upon or at any time after the repayment of the First Mortgage on its original or any extended maturity date upon at least forty-five (45) days notice to Lender and the payment to Lender of the Exit Fee computed as provided in Section 4.3(d) simultaneously with such prepayment.
         (c) Borrower may prepay the Loan, in whole but not in part, upon at least forty-five (45) days prior notice to Lender if (i) none of Steven Baruch, Jeffrey Joseph and Thomas Viertel are then executive officers of Lender, and
(ii) Borrower shall make payment to Lender, simultaneously with prepayment of the Loan, of all accrued and unpaid Interest and the Exit Fee computed as provided in Section 4.3(d).
         (d) Whenever any Principal is repaid by Borrower, for any reason whatsoever, Borrower shall pay in addition to the Principal so paid, and any accrued and unpaid Interest thereon, an "Exit Fee" in the amount of three percent (3%) of the Principal so paid, provided, however, that if and to the extent that Principal is paid on the Maturity Date, or a prepayment is required as a result of a Lightstone Property Sale and there have been no material Events of Default during the Term of the Loan with respect to payments of Interest, or prepayment is required as a result of the Taking of a Lightstone Property in whole or in substantial part, then the Exit Fee shall be waived by Lender and shall not be payable by Borrower.
         (e) No prepayment, in whole or in part, however occurring, shall affect in any way the rights or status of Lender's Affiliate as a member of Borrower.

         4.4 Acceleration Upon Allegation of Invalidity of Interest, Etc.. In the event that Borrower, any Lightstone Property Owner, or any of their Affiliates, or any third party claiming through or under any of them, shall at any time assert or shall take any action the effect of which is to assert that any Interest or Principal is invalid or that the payment of any of the Indebtedness in accordance herewith is unlawful or can be delayed or abridged for any reason whatsoever, Lender shall have the right and option immediately to accelerate the Maturity Date. In the event that Lender shall exercise such right and option to accelerate the Maturity Date, the Principal, all Interest, and all other Indebtedness or sums due from Borrower to Lender pursuant to the terms of the Note, this Loan Agreement and the other Loan Documents shall be due and payable in full immediately upon receipt by Borrower of the notice of acceleration from Lender.


                                  ARTICLE FIVE
                                    SECURITY

         5.1 Loan Documents. To evidence and secure the payment to Lender of all sums due or to become due under this Loan Agreement and the Note and the other Loan Documents and the performance by Borrower of all of its covenants and agreements hereunder and under the Note and other Loan Documents, Borrower and Lichtenstein (to the extent specifically provided herein) shall deliver to Lender, and Lender shall receive and have the benefit of the following:

         (a) the Note;
         (b) this Loan Agreement;
         (c) the Guaranty;
         (d) the Pledge Agreement and all financing statements under the Uniform Commercial Code required to perfect the security interests of Lender thereunder;
         (e) the Omnibus Agreements;
         (f) the Environmental Indemnity Agreement;
         (g) the other Security Instruments; and
         (h) such other agreements and instruments as Lender reasonably shall require to carry out the intention of this Loan Agreement.

         The Pledge Agreement shall create in favor of Lender first priority perfected security interests in the Pledged Collateral, subject only to matters expressly permitted herein or therein.


                                   ARTICLE SIX
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         6.1 To induce Lender to make the Loan to Borrower, Borrower hereby makes the following representations and warranties to, and covenants with, Lender, it being agreed that Borrower's acceptance of the Loan shall constitute reaffirmation by Borrower to the best of its knowledge, of the truth and accuracy of all of the representations and warranties herein contained in all material respects,:

                  (a) (i) Borrower's Initial Equity Investment in the Lightstone Properties shall be at least Three Million Four Hundred Thousand Dollars ($3,400,000).

                           (ii) The execution and delivery of the Loan Documents by Borrower and the Lightstone Property Owners have been duly authorized by all necessary action on their part, and each Loan Document has been duly executed and delivered and constitutes the valid and legally binding obligation of the signatories thereto, enforceable against Lichtenstein, Borrower and the Lightstone Property Owners in accordance with the terms hereof and thereof.

                           (iii) Borrower and the Lightstone Property Owners are duly organized, validly existing and in good standing under the laws of the state of Delaware and each Lightstone Property Owner is duly qualified and authorized to own property and do business in the state (Georgia, Pennsylvania or Tennessee) in which the Lightstone Property to be owned by it is located. Lichtenstein and an Affiliate of Lender are the sole members of Borrower, and Borrower is the sole member of the Lightstone Property Owners. Neither Lichtenstein nor Borrower has pledged, encumbered, hypothecated or otherwise transferred or agreed to encumber, hypothecate, pledge or otherwise transfer their foregoing respective interests, and Borrower covenants not to do so except with Lender's prior written approval which Lender agrees not to unreasonably withhold or delay.

                           (iv) Borrower and the Lightstone Property Owners have full power and authority to enter into the Loan Documents and to perform all their obligations hereunder and thereunder, and have taken all action required by law, any governing instruments or otherwise to authorize the execution, delivery and performance of the Loan Documents and consummation of the transactions contemplated thereby.

                           (v) Borrower and the Lightstone Property Owners do not own, beneficially or of record, any shares of capital stock of, or any other equity interest in, any corporation or any other entity or any other assets, not related to or forming a part of the Lightstone Properties;

                           (vi) Borrower and the Lightstone Property Owners have made all filings required to be made by them under the laws of each jurisdiction where the failure to make such filings would have a material adverse effect on the Loan; and

                           (vii) The Lightstone Property Owners have full power, authority and legal right to acquire, own, and operate the Lightstone Properties, and to execute and deliver the Loan Agreement and any other documents or instruments contemplated herein or therein to be executed and delivered by them, and Borrower has full power, authority and legal right to pledge ownership interests as pledged in the Security Instruments to be executed by it and to execute and deliver the Loan Documents and any other documents or instruments contemplated herein or therein to be executed and delivered by it and to observe and perform the provisions hereof and thereof.

                  (b) Intentionally omitted.

                  (c) It has not, and no Lightstone Property Owner has, received a notice to the effect that execution and delivery or performance of the Loan Documents, the consummation of the transactions contemplated hereby or thereby, or compliance with the provisions hereof and thereof, does or will conflict with or result in a breach of any of the provisions of any Legal Requirements or applicable license, permit, statute, ordinance, law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any determination or award of any arbitrator, or of any agreement or instrument to which Borrower or the Lightstone Property Owners is or are a party or by which they or any of the Lightstone Properties is bound, or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Lightstone Properties or any of the ownership interests pledged to Lender by the Pledge Agreements.

                  (d) There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened against any of the Lightstone Properties, Borrower or any Lightstone Property Owner, by or before any court, administrative agency or other governmental authority or any arbitrator that would have a material, adverse effect on the Loan. Neither Borrower nor any Lightstone Property Owner is a party to, and none of the Lightstone Properties are bound by, any agreement or other instrument, other than the Permitted Exceptions, or, to the best of its knowledge, subject to any license, permit, statute, ordinance, law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or any determination or award of any arbitrator, which might materially adversely affect the Loan. To the best of its knowledge, Borrower and the Lightstone Property Owners are not in default in compliance with any obligation under any Legal Requirements, or applicable license, permit, statute, ordinance, law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or any determination or award of any arbitrator, or under any agreement or instrument to which any of them is a party or by which any of them or any of the Lightstone Properties is bound which would materially adversely affect the Loan.

                  (e) To the best of its knowledge, no permit of or by any court, administrative agency or other governmental authority not heretofore obtained is required in connection with the execution, delivery, performance, or consummation of the transactions contemplated by the Loan Documents.

                  (f) Borrower and the Lightstone Property Owners have filed all tax returns required to be filed by them and are not in default in the payment of any taxes levied or assessed against them, any of their assets or any of the Properties.

                  (g) As of the Loan Closing Date, the Lightstone Property Owners shall have good and marketable fee title to the Lightstone Properties and the Improvements thereon, free and clear of all liens and encumbrances, except the Permitted Exceptions, and none of the Lightstone Properties or any part thereof shall be subject to any option or other right to purchase in favor of any third party.

                  (h) Lender shall have legal and valid security interests in and to the Pledged Collateral superior in right to any pledges or liens which any third party may have or may hereafter purport to acquire against the Pledged Collateral.

                  (i) Neither Borrower nor the Lightstone Property Owners have entered into any contract or agreement of any kind which would give rise to a pledge or lien upon the Pledged Collateral.

                  (j) To the best of its knowledge, the Lightstone Properties are zoned for use in the manner in which they are used and conform in all material respects to all existing zoning, building and other Legal Requirements, and the operation of the Lightstone Properties is not as to any of them in material violation of any Legal Requirements, Certificates of Occupancy or other permits, and no notice has been received from any governmental authority or other Person claiming a material violation of any Legal Requirements, Certificates of Occupancy or other permits. To the best of its knowledge, neither the zoning of any Lightstone Property nor any right to use any such Property is to any material extent dependent upon or related to any real estate other than any such Property.

                  (k) No Bankruptcy Event has ever occurred with respect to Borrower or any of the Lightstone Property Owners.

                  (l) Borrower has or may have heretofore provided to Lender:\ certain financial statements; copies of appraisals of all the Lightstone Properties; copies of so-called Phase I environmental reports on all the Lightstone Properties; property condition reports for all the Lightstone Properties; certain service agreements applicable to the Lightstone Properties; copies of loan commitments and loan documents for the First Mortgage and certain other documents and statements pertaining to the Lightstone Properties (the materials above referred to in this subparagraph (l) along with rent rolls and other tenant information provided to Wachovia and/or attached to or otherwise made part of the Wachovia loan documentation herein being referred to as the "Financial Information)." The information set forth in the Financial Information is, to the best knowledge of Borrower, true, correct and complete in all material respects. To the best of Borrower's knowledge, there are no arrangements for the use or occupancy of any space in any of the Lightstone Properties other than pursuant to good faith, arm's length Occupancy Leases. To the best of Borrower's knowledge, all of the Occupancy Leases listed in said rent rolls are binding upon the Lightstone Property Owners and the tenants thereunder and are in full force and effect. Neither Borrower nor any Property Owner has pledged, assigned, hypothecated or otherwise encumbered any of the Occupancy Leases or any interest therein except as collateral security for the First Mortgage. Based upon appropriate certifications and estoppel certificates, with exceptions which in the aggregate would not have a material adverse effect on the Loan, except as otherwise disclosed to Lender in writing or reflected in the Financial Information, (i) the rent under and as set forth in each of the Occupancy Leases is being collected on a current basis and in accordance with the terms of such Occupancy Leases, and there is no default or event of default which exists or is alleged to exist under any of the Occupancy Leases, (ii) no default or event of default by any tenant thereunder exists, and there has been no occurrence which upon notice and/or the passage of time or otherwise would result in the occurrence of an event of default thereunder, (iii) no tenant under any of the Occupancy Leases is entitled to rental concessions or abatements with respect to rental or additional rental payable for any period,
(iv) no brokerage or other commission is due with respect to any of the Occupancy Leases which has not been paid, and no brokerage or other commissions shall become due or payable by Borrower or any Lightstone Property Owner with the passage of time or the exercise by any tenant under any Occupancy Lease of any renewal or expansion option thereunder, and (v) there are no currently existing disputes between Borrower or any Lightstone Property Owner (or, to the best of its knowledge, any predecessor landlord under any Occupancy Lease) and any tenant under any of the Occupancy Leases with respect to the computation of any rent, additional rent, incentive rent, tenant reimbursements or any other amounts payable by any such tenant under any of the Occupancy Leases.

                  (m) There is access for ingress and egress to and from the Lightstone Properties to public streets or roadways, pursuant to valid easements or other valid means, the Lightstone Property Owners' rights to such access are not subject to any interference or obstruction, and neither Borrower nor any Lightstone Property Owner has any knowledge of any fact or condition which would result in the termination of such access as to any of the Lightstone Properties. None of the Permitted Exceptions materially interferes with or has materially interfered with the maintenance, use, operation or enjoyment of any of the Lightstone Properties.


                                  ARTICLE SEVEN
                             ADDITIONAL COVENANTS;
                               COVENANT BY LENDER

         7.1      Additional Covenants by Borrower.
                  (a) Borrower promptly shall notify Lender of any (i) occurrence, event, or condition (including, but not limited to, any pending or threatened suit or proceeding by or before any court, administrative agency or other governmental authority or any arbitrator), (ii) the enactment of any statute, ordinance or law, of which Borrower shall receive written notice and
(iii) the giving of any notice or other communication by any party pursuant to any other agreement relating to the ownership, use, or operation of any of the Lightstone Properties which, individually or in the aggregate, would or could have a material, adverse effect on the Loan.

                  (b) Borrower and the Lightstone Property Owners shall allow Lender and Lender's representatives and agents access to the Lightstone Properties at all times and shall provide to Lender such documents relating to the Lightstone Properties as may be requested by Lender or Lender's representatives and agents.

                  (c) Borrower and the Lightstone Property Owners shall cause the Lightstone Properties at all times to be in full compliance with all Legal Requirements to the extent and in the manner of prudent owners of similar properties in the general areas, respectively, of the Lightstone Properties.

                  (d) Borrower shall not suffer or permit any event or circumstance to occur or exist, or fail to take any action, which would result in the lien and security interests of Lender under the Pledge Agreement ceasing to be at all times fully perfected liens and security interests on the Pledged Collateral.

                  (e) Borrower will maintain such reserves for future operating expenses, capital improvements and other cash requirements as Lender reasonably shall request, which reserves may be in addition to any reserves required by the holder of the First Mortgage or any mortgage resulting from a Refinancing Event.

                  (f) Borrower shall cause the Lightstone Properties to be managed in accordance with the standards of care for properties of like kind in their respective general areas and in accordance with Section 12.1. Borrower shall (i) cause the Lightstone Properties to be maintained in good repair, (ii) cause all principal, interest and other sums coming due under the First Mortgage and any mortgages resulting from Refinancing Events to be paid promptly when due and cause all other covenants, conditions and agreements set forth in the First Mortgage and any mortgages resulting from Refinancing Events, and all related documents, to be fully and timely performed, and (iii) cause each Lightstone Property to be kept insured in compliance with the requirements of the First Mortgage, or any mortgage resulting from a Refinancing Event, or if there be none, then by policies satisfactory to Lender and by insurance companies satisfactory to Lender (acting reasonably in both instances) and in amounts not less than the full insurable value of the Improvements on the insured Lightstone Property, (iv) cause to be paid all insurance premiums on policies required hereunder and under the First Mortgage and any mortgages resulting from Refinancing Events and all taxes, assessments and other charges imposed upon the Lightstone Properties, as and when the same shall become due. A condition, circumstance, or management practice asserted by Lender to constitute a failure of compliance with the provisions of the first sentence of this paragraph (f) or the preceding clause (i) as to a Property subject to the lien of the First Mortgage, or a mortgage resulting from a Refinancing Event, shall not be a default hereunder unless and until the same condition, circumstance or management practice has been asserted by the holder of such First Mortgage, or mortgage resulting from a Refinancing Event, to be a default thereunder.

                  (g) Borrower shall not enter into or permit the consummation of any transaction with respect to any Lightstone Property with an Affiliate of Borrower, of Lichtenstein or of any Lightstone Property Owner without the prior written consent of Lender which consent shall not be unreasonably withheld or delayed, but no such consent shall be needed for transactions which are commercially reasonable and at rates and terms, including, without limitation, prices that are competitive with terms offered by other providers of similar goods and services to similar properties in the County in which the Lightstone Property or Lightstone Properties in question are located.

                  (h) Borrower shall not, without the prior written consent of Lender which shall not be unreasonably withheld or delayed, cause or permit any Lightstone Property Owner to (i) sell, lease, exchange or otherwise dispose of or Transfer all or any portion of a Lightstone Property (or any interest therein), except for Occupancy Leases and otherwise as expressly permitted herein, it being understood that Borrower shall have the right to sell or permit the sale of personal property in the ordinary course of business to the extent that such personal property is obsolete, worn out or otherwise not required for the operation or ownership of the Lightstone Property to which it appertains; provided, however, that any personal property which has been disposed of shall be replaced with new personal property to the extent necessary for the maintenance and operation of such Lightstone Property in compliance with the terms of this Loan Agreement and the other Loan Documents, (ii) consummate any Refinancing Event or otherwise encumber any part of any Lightstone Property, except as otherwise expressly provided herein or in the Security Instruments, it being further understood that Borrower shall have the right to permit the Lightstone Property Owners to incur unsecured trade account debts payable in the normal course of business, (iii) enter into any agreement with any power or authority having the right of condemnation or eminent domain for a Taking of any Lightstone Property, or any portion of any Lightstone Property, or the temporary use thereof, (iv) knowingly take or permit any Lightstone Property Owner to take any actions or knowingly fail to take such actions so as materially and adversely to impair the economic value of any Lightstone Property or the Security Instruments executed and delivered or to be executed and delivered pursuant to the terms hereof, (v) make or permit any of the Lightstone Property Owners to make any alterations or renovations or undertake any development, redevelopment or construction of any Improvements on any Lightstone Property, or any portion thereof, except for any alterations that will not have an adverse affect on the physical or investment characteristics of the Lightstone Property,
(vi) knowingly take or permit any Lightstone Property Owner to take any action which would materially, adversely affect the zoning or building classification of any Lightstone Property, (vii) permit a default or an Event of Default, or an event or condition which upon notice or the passage of time or otherwise would result in the occurrence of a default or an Event of Default under any of the Loan Documents.

                  (i) The beneficial owner, member and manager of the Lightstone Property Owners, and Lichtenstein as a beneficial owner, member and manager of Borrower, shall not be changed or their ownership interests Transferred, and no new members or managers shall be admitted to or appointed therein, directly or indirectly, without the prior written consent of Lender which shall not be unreasonably withheld or delayed; Lender agrees to consent to any such Transfer of an interest that is less than a fifty percent (50%) interest in the entity in question, both alone and when added to all other prior and simultaneous Transfers of interests in the same entity, provided that any such Transfer is to Lichtenstein's spouse or children or a trust created for any of them, and provided further, however, that any security interest held by Lender is not adversely affected thereby or that any such adverse effect is remedied to Lender's satisfaction at Lichtenstein's or Borrower's expense. Without the prior written consent of Lender, the certificate of formation and operating agreement of Borrower and the Lightstone Property Owners shall not be amended or supplemented, and no equity interests or voting rights in any of them shall be changed, except for such technical amendments of any thereof as shall be required for compliance with applicable law and then only after twenty (20) days prior notice to Lender.

                  (j) Borrower and the Lightstone Property Owners shall (i) not encumber or permit the encumbrance of any of the Lightstone Properties or permit any mechanics', materialmens' or laborers' liens to be filed against any Lightstone Property or to remain filed against any Lightstone Property for more than ninety (90) days, or after foreclosure thereof shall have begun without causing the same to be discharged by bonding or otherwise, and (ii) continue to maintain policies of insurance with respect to the Lightstone Properties conforming to the requirements of Section 2.2 hereof. The Lightstone Property Owners shall not engage in any business or activity not related to the ownership, management, and operation of the Properties.

                  (k) Borrower and the Lightstone Property Owners shall maintain or cause to be maintained in full force and effect all licenses and permits required for the operation of the Lightstone Properties in a manner at least equal to properties of like kind in their respective general areas in compliance with all Legal Requirements.

                  (l) As soon as possible after the closing of the Loan, Borrower shall furnish to Lender full and complete copies of all documents, surveys and maps, pertaining in any way to acquisition and financing of the Lightstone Properties and not previously provided to Lender.

                  (m) Promptly after receipt by Borrower or a Lightstone Property Owner of a demand, a default notice, or an inquiry concerning a Lightstone Property from the holder of the First Mortgage, or a mortgage resulting from a Refinancing Event, the recipient thereof shall forward a copy thereof to Lender.

         7.2 Covenant by Lender. Lender covenants that as long as no Event of Default shall have occurred under this Agreement or under any of the other Loan Documents, and be continuing, Lender shall not assign the Note or any of Lender's rights under the Note, this Agreement, or any of the other Loan Documents to any other Person prior to the Maturity Date.

         7.3 Certain Sources and Uses of Funds. Lender, Borrower and the Lightstone Property Owners acknowledge their collective intention that (except to the extent, if at all, prohibited by the First Mortgage, or mortgages resulting from Refinancing Events) cash flow from each of the Lightstone Properties shall be considered fungible for all purposes of this Loan Agreement and the other Loan Documents so that, for example, if at any time there shall not be cash flow available from one such Property ("Property A") to pay Impositions with regard thereto, or to keep the required insurance in effect with regard thereto, or to maintain Property A in good repair, and if at such time, there shall be a surplus of cash flow from another such Property ("Property B"), it is intended that such surplus shall be used to meet the requirements of Property A, provided that so doing shall not be a default under the First Mortgage, or a mortgage on Property B resulting from a Refinancing Event.


                                  ARTICLE EIGHT
                                    EXPENSES

         8.1 Closing Costs. Borrower shall reimburse Lender for all reasonable out-of-pocket expenses incurred by Lender in connection with the transactions contemplated by this Loan Agreement (including the companion transactions pertaining to the Martinsburg Property), including, but not limited to, the fees, expenses and disbursements of Lender's counsel, and a loan commitment fee of Fifty Thousand Dollars ($50,000) and all other reasonable costs and expenses, including but not limited to, the costs of surveys, title insurance premiums and fees and stamp, transfer or other taxes or fees, incurred by or on behalf of Lender in connection with the transactions contemplated hereby. Borrower shall pay or cause to be paid and save Lender harmless from the non-payment or delayed payment of any and all stamp, transfer and other taxes, fees and excises, if any, including any interest and penalties which may be determined to be payable in connection with the Loan, and the enforcement of any of Lender's rights or remedies hereunder and the advance of the Loan, including, without limitation, the fees, expenses and disbursements of Lender's counsel, architects, engineers and other consultants.


                                 ARTICLE EIGHT-A
                                    BROKERAGE

         8-A.1 Mutual Representations. Lender and Borrower each represents to the other that it has not dealt with any broker, "finder" or other intermediary in connection with this Loan Agreement or the transaction of which it is a part.

         8-A.2 Indemnities. If the foregoing representation be untrue, the party that shall have made the untrue representation (the "indemnifying party") shall indemnify and hold harmless the other party (the "indemnified party") from and against any and all loss, cost and expense (including, without limitation, reasonable attorneys' fees) the indemnified party may pay, suffer or incur as the result of any claim made by any Person with whom the indemnifying party shall have dealt in connection with this Loan Agreement and/or the transaction of which it is a part.


                                  ARTICLE NINE
                         SURVIVAL OF REPRESENTATIONS AND
                      WARRANTIES; BINDING EFFECT; INDEMNITY

         9.1 Survival of Representations and Warranties; Binding Effect; Indemnity. (a) All covenants, agreements, representations and warranties in the Loan Documents and in the certificates and other instruments delivered to Lender shall survive the execution and delivery of this Loan Agreement and except as otherwise provided therein, shall continue in effect so long as this Loan Agreement, the Loan or any of the instruments described in this Loan Agreement are outstanding. All covenants, agreements, representations and warranties in the Loan Agreement and in such certificates and other instruments shall bind the party making the same and its successors and assigns and shall inure to the benefit of and be enforceable by each party to whom made and its successors and assigns (subject to and in accordance with the non- recourse provisions set forth in Section 14.9 hereof).

                  (b) Borrower agrees to indemnify and hold Lender harmless from and against any expenses, costs, losses and other damages (including court costs and attorneys' fees and expenses) suffered or incurred by or on behalf of Lender as a result of or arising out of (i) the breach of any representation, warranty or covenant of Borrower or any Lightstone Property Owner hereunder or under any of the other Loan Documents or certificates and other instruments delivered to Lender, and/or (ii) any action, suit, charge, complaint, proceeding or other similar matter arising out of or in any way connected to any condition in, on, about or of any of the Lightstone Properties, or arising out of or in any way connected to any transaction or event relating to the acquisition or ownership of the Lightstone Properties.


                                   ARTICLE TEN
                                    DEFAULTS

         10.1 Event of Default. If during the Term one or more of the following events (each an "Event of Default") shall occur and be continuing:

(i) Borrower shall default in the payment of any installment of Interest or any other Indebtedness under the Loan Documents, when and as the same becomes due and payable and such nonpayment continues for a period of ten (10) business days after notice thereof from Lender; or

(ii) This Agreement, or any of the other Loan Documents, or the transaction of which they are a part, or the enforcement of any right of Lender or any obligation of Borrower and/or any of the Lightstone Property Owners, creates an event of default under the First Mortgage or any mortgage resulting from a Refinancing Event; or

(iii) There shall occur an event of default under the First Mortgage, or any mortgage resulting from a Refinancing Event, except that a default under the First Mortgage, or any mortgage resulting from a Refinancing Event, shall be an Event of Default under this Agreement only if (a) such default is a default for sixty (60) days or more in payment when due of principal and/or interest under the First Mortgage, or mortgage resulting from a Refinancing Event, or (b) the holder of the First Mortgage, or mortgage resulting from a Refinancing Event, has commenced an action to foreclose the lien thereof; or

(iv) any of the representations and warranties set forth herein, in any other Loan Document or in any certificate executed and delivered by Borrower or Lichtenstein to Lender shall not be true and correct in all material respects or shall be knowingly and materially misleading when made, or there shall be any default in the performance of or compliance with any of the terms, covenants, or conditions hereof, or in any other Loan Document, other than in the payment of Interest or any payment of the Principal of the Loan or any other Indebtedness under the Loan Documents, and such default shall continue for more than twenty (20) business days after Lender shall have given written notice thereof to Borrower, unless any such default cannot be cured by payment of a sum of money and Borrower shall within such period commence and continue to prosecute with due diligence and dispatch the curing of such default; or

(v) Borrower shall (a) fail to pay or cause all Impositions and any fines, penalties, interest or costs added thereto, or (b) fails to maintain or cause to be maintained in good standing the insurance policies required pursuant to the terms hereof for a period of ten (10) days after notice thereof from Lender; or

(vi) a Bankruptcy Event shall have occurred with respect to Borrower or any Property Owner; or

(vii)             a default under Section 7.1 hereof; or

(viii) a judgment or judgments in excess of Two Hundred Thousand Dollars ($200,000) in the aggregate shall be entered against Borrower and/or any Lightstone Property Owner and shall remain unpaid, unappealed, undischarged, unbonded, unstayed and undismissed for a period of sixty (60) days after the date of the entry thereof;

then, and in any such Event of Default, Lender at any time thereafter may give Borrower a Notice of such Event of Default, and if such Event of Default is not cured within twenty (20) business days after receipt of such Notice, then, at any time thereafter:

    (a) Lender may declare the Principal, Interest and any other Indebtedness outstanding under the Note and the other Loan Documents to be immediately due and payable; provided, however that if and as long as the only uncured Event of Default shall be in the timely payment of an installment of Interest on the Loan, and if (i) no default or event of default shall have occurred under the First Mortgage or any other mortgage resulting from a Refinancing Event whether or not subject to a grace period and opportunity to cure and whether or not the holder of the First Mortgage or such other mortgage shall have given any notice or taken any other action with regard thereto, and (ii) there shall be no other default under this Loan Agreement or any other Loan Document which, with the passage of a period of time or the giving of a notice, or both, would become an Event of Default, then Lender shall not take action to enforce Lender's rights under the Pledge Agreement against the Pledged Collateral thereby unless and until such Event of Default has been an Event of Default for a period of one (1) year.

    (b) subject to the proviso in the preceding clause(ii), Lender may pursue any and all of its remedies, provided for under law and in equity and any or all of the Loan Documents

         10.2 Costs; Right to Cure. All costs and expenses incurred by or on behalf of Lender (including, without limitation, reasonable attorneys' fees and expenses) resulting from any default by Borrower and/or any Property Owner under this Loan Agreement or any other Loan Documents shall be paid by Borrower. Upon the occurrence of an Event of Default, Lender shall have the right, but not the obligation, to cure any such default. Borrower and the Lightstone Property Owners hereby appoint Lender as their true and lawful attorney-in-fact, to take any such action and to cure any such defaults in the name and on behalf of such Person, which power of attorney shall be coupled with an interest and be irrevocable so long as any of the Indebtedness hereunder or under the Note is outstanding. Any costs or expenses incurred by Lender in connection with any of the foregoing shall be payable, together with interest at the rate of fifteen (15%) percent per annum (or such lesser rate as shall be the maximum rate permitted by law) from the date incurred until paid.

         10.3 Cross-Default. For purposes hereof and all of the Loan Documents, an Event of Default under any of the Loan Documents shall be deemed to be an Event of Default with respect to any and all of the other Loan Documents.


                                 ARTICLE ELEVEN
                      BOOKS; RECORDS; STATEMENTS AND AUDITS

         11.1 Books and Records. Borrower shall keep or shall cause the Lightstone Property Owners to keep accurate, full and complete books, records and accounts showing the assets, liabilities, operations, transactions and financial condition of all the Lightstone Properties. All books, records, accounts and financial statements shall be accurate and complete in all material respects, shall present fairly the financial position and results of the operations of the Lightstone Properties and shall be prepared in accordance with generally accepted accounting principles (on a cash basis) consistently applied.

         11.2     Statements.
                  (a) Reports to Mortgagee. The Lightstone Property Owners or Borrower shall furnish to Lender the financial reports required to be submitted to Wachovia, as holder of the First Mortgage on the Lightstone Properties and the Martinsburg Property, within the time limits set forth in the First Mortgage. This requirement shall continue whether or not the First Mortgage remains outstanding. If the First Mortgage is replaced by a new mortgage as the result of a Refinancing Event, Lender may, but shall not be required to, accept the reports to be delivered to the holder of the mortgage resulting from the Refinancing Event in place of the foregoing requirements.

                  (b) Income Reports. In addition to the requirements of subsection (a) above, Borrower shall furnish, or cause the Lightstone Property Owners to furnish, to Lender no later than March 31 of each year (i) a statement itemizing the sources and types of gross revenue for the preceding Fiscal Year paid by tenants to each Lightstone Property Owner and to Martinsburg Mall LLC in accordance with Occupancy Leases and reflecting other miscellaneous income, and
(ii) such other year end reports and other information as Lender reasonably may request.

                  (c) Other Reports. In addition, Borrower shall furnish or cause the Lightstone Property Owners to furnish to Lender copies of any and all reports furnished under any management agreement or leasing agreement to the extent not otherwise provided to Lender hereunder.

         11.3 Lender's Right to Audit. The books, accounts and records of Borrower and the Lightstone Property Owners shall at all times be maintained at Borrower's Property Management Office. Upon reasonable notice to Borrower, Lender may at its option and expense conduct audits of the books, records and accounts of the Lightstone Properties, on either a continuing or periodic basis or both, by employees of Lender, an Affiliate of Lender, or by a national firm of independent certified public accountants selected by Lender ("Auditor"). If Lender's accountants are not the Auditor and disagree with the Auditor's decision as to any matter concerning the books, accounts and records of any Lightstone Property, Lender may notify Borrower of such disagreement, and Borrower and Lender shall cause the Auditor and Lender's accountants, respectively, to hold such meetings and discussions as they shall deem necessary concerning the disagreement and to use all reasonable efforts to reach a mutually acceptable resolution of the matter in question. If the Auditor and the Lender's accountants are unable to reach a mutually acceptable resolution of the matter in question, they shall select a national firm of certified public accountants to act as a third auditor to review and make a determination as to the matter in question. Such third auditor's determination shall be final and binding upon the parties, the Auditor and Lender's accountants. Such third auditor shall have full access to the books, records and accounts of the Lightstone Properties.

         The charges and expenses of such third auditor shall be paid by Borrower as an Operating Expense.


                                 ARTICLE TWELVE
                          MANAGEMENT OF THE PROPERTIES

         12.1 Management. Borrower shall be responsible for providing or causing to be provided all services necessary, proper, desirable or appropriate for the successful leasing, operating, repair and management of the Lightstone Properties in the manner of similar properties in their respective general areas, and shall cause such management services to be performed as hereinafter set forth. Any management agreement shall be in form and substance satisfactory to Lender and shall be terminable upon thirty (30) days' prior notice. Any management agreement shall also provide that all amounts coming due to the managing agent thereunder shall be earned, due and payable only if, as, and when, and to the extent that, all Indebtedness amounts then due and payable have been paid. Any managing agent must be approved by Lender before retained to serve as such. Subject to the preceding provisions of this Section, Lender agrees not to unreasonably withhold Lender's approval of a manager selected by Borrower, so long as the aggregate amount of fees and other compensation to be paid to said managing agent, pursuant to a management agreement between Borrower and said managing agent that is acceptable to Lender, shall not exceed three and one-half percent (3.5%) of the rent and other direct income from the operation of the Lightstone Property or Lightstone Properties in question. Any replacement managing agent or management agreement shall be subject to Lender's prior written approval. The managing agent or managing agents of the Lightstone Properties always shall use their best efforts (and their respective management agreements expressly shall so require) to manage the Lightstone Properties in such a manner that the rental income derived therefrom would qualify as "rents from real property" as that term is defined in Section 856(d)(1) of the Internal Revenue Code if the owner were a real estate investment trust.

         12.2 Service Agreements. Copies of all service agreements shall be delivered to Lender, if Lender so requests, and shall be maintained at Borrower's Property Management Office available for inspection by Lender at all reasonable times.

         12.3 Occupancy Leases. All Occupancy Leases with respect to any of the Lightstone Properties will be bona fide, good faith, arm's length leases in writing with third parties that are not Affiliates of Borrower or any of the Lightstone Property Owners (and Borrower will promptly furnish copies thereof to Lender, if Lender so requests, and will maintain copies thereof at Borrower's Property Management Office available for Lender's inspection at all reasonable times).


                                ARTICLE THIRTEEN
                   TRANSFER OF INTERESTS; NO FURTHER FINANCING

         13.1 Transfers. (a) Except as otherwise expressly set forth herein, no Lightstone Property, or any part thereof, no Pledged Collateral, and no direct or indirect interest in any Lightstone Property Owner or in Borrower, or in any entity that has any direct or indirect interest in any Lightstone Property Owner or in Borrower, shall be Transferred without the prior written consent of Lender which shall not be unreasonably withheld. Any Transfer or attempted Transfer not permitted under the terms hereof shall be void ab initio and of no force or effect.

         13.2 No Financing. Neither Borrower, nor any Lightstone Property Owner, nor any of their Affiliates, shall have the right to enter into a Refinancing Event without the prior written consent of Lender which shall not be unreasonably withheld.


                                ARTICLE FOURTEEN
                                  MISCELLANEOUS

         14.1 Notices. All notices, demands, consents, requests, instructions and approvals ("Notice") herein required or permitted shall be in writing and shall be either telecopied (except that default Notices shall not be effective if only telecopied), delivered by a reputable overnight courier that provides a receipt to sender, or mailed by certified mail, return receipt requested, postage pre-paid, to the recipient at such recipient's address set forth below (or at such other address for a party as shall be specified by Notice given pursuant hereto):

If to Borrower or any Lightstone
Property Owner to:
                                    [Name of Addressee           ]
                                     -----------------------------
                                   The Lightstone Group
                                   326 Third Street
                                   Lakewood, New Jersey 08701
                                   Attention: David Lichtenstein
                                   Telecopy: (732) 363 7183

and in any of the foregoing
cases with a copy to:
                                   Sheldon Chanales, Esq.
                                   Herrick, Feinstein LLP
                                   2 Park Avenue
                                   New York, New York 10016
                                   Telecopy: (212) 592-1472


And a copy to:                     Corporate Counsel
                                   The Lightstone Group
                                   326 Third Street
                                   Lakewood, NJ 08701
                                   Telecopy: (732) 363-7183

and if to Lender to:
                                   Presidential Realty Corporation
                                   180 South Broadway
                                   White Plains, New York 10605
                                   Attention: Mr. Jeffrey F. Joseph, President
                                   Telecopy: (914) 948-1327

with a copy to:
                                   Cuddy & Feder LLP
                                   90 Maple Avenue
                                   White Plains, New York 10601

                                   Attention: Kenneth F. Jurist, Esq. and
                                   Chauncey L. Walker, Esq.
                                   Telecopy: (914) 761-5372

All Notices shall be effective and deemed received three days after deposit in the mail, postage prepaid, if mailed, and upon receipt in the case of telecopy or if sent by overnight courier. Each Notice shall bear the date on which it is delivered or mailed. In the event Notice is sent by telecopy, the notifying party shall endeavor also to mail a copy of such Notice, but failure to do so shall not affect the validity of such Notice as so telecopied, except with respect to default Notices.

         14.2 Entire Agreement; No Oral Changes. This Loan Agreement, the other Loan Documents, the other documents and instruments referred to herein, a certain loan agreement of even date herewith between David Lichtenstein and PRC Member LLC, a Delaware limited liability company, and the loan documents and other documents and instruments (if any) referred to therein, and any other documents executed and delivered contemporaneously herewith, embody the entire agreement and understanding between Lender and Borrower and their Affiliates relating to the subject matter hereof and supersede all prior agreements and understandings relating thereto. This Loan Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         14.3 Captions. The headings to the Articles and Sections of this Loan Agreement have been inserted solely for convenience of reference and shall not modify, define or limit the provisions of this Loan Agreement.

         14.4 Governing Law. This Loan Agreement and the other Loan Documents have been prepared, negotiated, executed and delivered wholly in the State of New York and shall be governed by, construed, and enforced in accordance with the laws of the state of New York applicable to agreements to be performed entirely within New York.

         14.5 Further Assurances. Borrower agrees to execute and deliver such other instruments as may be reasonably requested from time to time by Lender to effect and confirm the transactions described and contemplated hereby.

         14.6 Interest Limitation. Notwithstanding anything contained to the contrary in this Loan Agreement, or the Note or any other Loan Document, the obligation of Borrower to pay Interest to Lender shall be subject to the limitation that such payment of Interest shall not be required to the extent that receipt thereof by Lender would be contrary to the provisions of law applicable to Lender limiting the maximum rate of interest which may be charged or collected by Lender.

         14.7 Estoppel Certificates. Promptly upon the written request of Lender and Borrower shall execute and deliver to Lender, in such form as Lender shall reasonably request, a certificate confirming (i) that as of the date of such certificate the Loan Documents are in full force and effect (ii) the amount of Principal and Interest outstanding as of the date of such certificate, (iii) that as of the date of such certificate there is no Default or Event of Default under the Loan Documents, or if there is any such Default or Event of Default describing the same in reasonable detail, and (iv) such other matters as Lender may reasonably request.

         14.8 Interpretation. In this Agreement, unless otherwise specified, (i) singular words include the plural, and plural words include the singular; (ii) words that include a number of constituent parts, things or elements shall be construed as referring separately to each constituent part, thing or element thereof, as well as to such constituent parts, things or elements as a whole;
(iii) all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural forms thereof, as the context shall require; (iv) references to any Person include its successors and assigns and, in the case of an individual, the word "successors" includes such individual's heirs, devisees, legatees, executors, administrators, and personal representatives; (v) references to any statute or other law include all rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, consolidating or replacing the statute or law referred to; (vi) references to any agreement or other document include all subsequent amendments or other modifications thereof; (vii) the words "include" and "including", and words of similar import, shall be deemed to be followed by the words "without limitation"; (viii) the words "hereto", "herein", "hereof" and "hereunder", and words of similar import, refer to this Loan Agreement in its entirety; (ix) references to Articles, Sections or paragraphs are to the Articles, Sections or paragraphs of this Loan Agreement; (x) no reference to a financing, Refinancing Event, refinancing, or mortgage on any Lightstone Property or Lightstone Properties (other than the First Mortgage) shall be construed as permitting any such financing, Refinancing Event, refinancing, or mortgage event to occur without Lender's prior consent, all of which (except as otherwise in this Loan Agreement expressly provided to the contrary) shall require Lender's prior consent (which Lender covenants not unreasonably to withhold) (reference is made to Article 13 hereof); and (xi) references to mortgages shall include deeds of trust, and references to foreclosure of a mortgage shall include the acts of a trustee under a deed of trust to realize upon the security for the benefit of the beneficiary by exercising a power of sale, taking possession of the mortgaged property, or otherwise.

         14.9 Non-Recourse. Notwithstanding anything herein or in any other Loan Document to the contrary, except as otherwise set forth in this Section 14.9 to the contrary, Lender shall not enforce the liability and obligation of Borrower or any of its members to perform and observe the obligations contained in this Agreement or any of the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or its members, except that Lender may bring a foreclosure action, action for specific performance, or other appropriate action or proceeding (including, without limitation, an action to obtain a deficiency judgment) solely for the purpose of enabling Lender to realize upon (i) Borrower's interest in the Pledged Collateral, (ii) rents to the extent received by Borrower (or received by its members) after the occurrence of an Event of Default (the "Recourse Distributions") and (iii) any other collateral given to Lender under the Loan Documents (the collateral described in the foregoing clauses (i) - (iii) is hereinafter referred to as the "Default Collateral"); provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower or its members, as the case may be, only to the extent of any such Default Collateral. The provisions of this Section shall not, however, (a) impair the validity of the debt evidenced by the Note or in any way affect or impair this Agreement or any of the other Loan Documents or the right of Lender to foreclose upon the Pledged Collateral following the occurrence of an Event of Default; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Agreement; (c) affect the validity or enforceability of the Note, this Agreement, or any of the other Loan Documents, or impair the right of Lender to seek a personal judgment against Guarantor; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Pledge Agreement; (f) impair the right of Lender to bring suit for a monetary judgment against Borrower with respect to any losses resulting from fraud or intentional misrepresentation by Borrower, Guarantor or any of their Affiliates in connection with this Agreement, the Note or the other Loan Documents, and the foregoing provisions shall not modify, diminish or discharge the liability of Borrower, Guarantor or any of their Affiliates with respect to same; (g) impair the right of Lender to bring suit for a monetary judgment against Borrower to obtain the Recourse Distributions received by Borrower including, without limitation, the right to bring suit for a monetary judgment to proceed against Guarantor to the extent of Guarantor's liability under the Guaranty, and the foregoing provisions shall not modify, diminish or discharge the liability of Borrower or Guarantor with respect to same; (h) impair the right of Lender to bring suit for a monetary judgment against Borrower with respect to any losses resulting from Borrower's misappropriation of tenant security deposits or other payments, including, without limitation, rent collected more than one (1) month in advance, and the foregoing provisions shall not modify, diminish or discharge the liability of Borrower with respect to same; (i) impair the right of Lender to enforce the provisions of Articles Six and Seven of this Agreement, even after repayment in full by Borrower of Principal, Interest and any other amount due to Lender or to bring suit for a monetary judgment against Borrower with respect to any losses resulting from any obligation set forth in said Articles; (j) prevent or in any way hinder Lender from exercising, or constitute a defense, or counterclaim, or other basis for relief in respect of the exercise of, any other remedy against any or all of the collateral securing the Note as provided in the Loan Documents; (k) impair the right of Lender to bring suit for a monetary judgment against Borrower with respect to any losses resulting from any misappropriation or conversion of insurance proceeds and condemnation awards, and the foregoing provisions shall not modify, diminish or discharge the liability of Borrower with respect to same; (l) impair the right of Lender to sue for, seek or demand a deficiency judgment against Borrower solely for the purpose of foreclosing the Pledged Collateral or any part thereof; provided, however, that any such deficiency judgment referred to in this clause (l) shall be enforceable against Borrower and Guarantor only to the extent of any of the Pledged Collateral; (m) impair the ability of Lender to bring suit for a monetary judgment against Borrower with respect to any losses resulting from arson or physical waste to or of any Lightstone Property or damage to any Lightstone Property in each case resulting from the intentional acts or intentional omissions of Borrower, Guarantor or any of their Affiliates; (n) impair the right of Lender to bring a suit for a monetary judgment against Borrower in the event of the exercise of any right or remedy under any federal, state or local forfeiture laws resulting in the loss of the security interest in the Pledged Collateral, or the priority thereof; (o) be deemed a waiver of any right which Lender may have under any provision of the Bankruptcy Code to file a claim for the full amount of the debt or to require that all the Pledged Collateral shall continue to secure all of the debt; (p) impair the right of Lender to bring suit for monetary judgment against Borrower with respect to any losses resulting from any claims, actions or proceedings initiated by Borrower (or any Affiliate of Borrower) alleging that the relationship of Borrower and Lender is that of joint venturers, partners, tenants in common, joint tenants or any relationship other than that of debtor and creditor; or (q) impair the right of Lender to bring suit for a monetary judgment with respect to any losses resulting from a Transfer in violation of the provisions hereof. The provisions of this Section shall be inapplicable to Borrower if (a) any proceeding, action, petition or filing under the Bankruptcy Code, or any similar state or federal law now or hereafter in effect relating to bankruptcy, reorganization or insolvency, or the arrangement or adjustment of debts, shall be filed by, consented to or acquiesced in by or with respect to Borrower, or if Borrower shall institute any proceeding for its dissolution or liquidation, or shall make an assignment for the benefit of creditors or (b) Borrower or any Affiliate contests or interferes with Lender's enforcement of its rights and remedies hereunder or under the Loan Documents by asserting any defense (x) as to the validity of the obligations under the Loan Documents or in any way relating to the structure of the Borrower or the enforceability of Lender's rights and remedies under the Loan Documents, or (y) for the purpose of delaying, hindering or impairing Lender's rights and remedies under the Loan Documents (collectively, a "contest") (provided that if any such Person obtains a non-appealable order successfully asserting a contest, Borrower shall have no liability under this clause (b)), in which event Lender shall have recourse against all of the assets of Borrower including, without limitation, any right, title and interest of Borrower in and to the Pledged Collateral.

         14.10 Counterparts. This Agreement may be executed in counterparts, and all counterparts so executed shall for all purposes constitute but one Agreement, binding on all the parties hereto, notwithstanding that all parties shall not have executed the same counterpart.

         14.11 No Partnership. Nothing contained in this Agreement shall be deemed to constitute the parties hereto as partners or joint venturers in any manner or matter whatsoever.

         14.12 Resolution of Drafting Ambiguities. Lender, Borrower and the Lightstone Property Owners acknowledge that they were represented by experienced counsel in connection with the preparation, execution and delivery of the Loan Documents and that their counsel negotiated all of the Loan Documents on their behalf and that any rule of construction under any applicable law to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of any of the Loan Documents.

         14.13 No Waiver; Cumulative Remedies and Rights Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender, and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently and shall be construed as affording Lender rights additional to and not exclusive of any rights and remedies conferred under the laws of the state of New York, any other laws or any other Security Instrument or Loan Document.

         14.14 Certain Consents. If Borrower or any Lightstone Property Owner (the "requesting party") shall seek the approval by or consent of Lender under this Loan Agreement or any of the other Loan Documents, and Lender shall fail or refuse to give such consent or approval, then the requesting party shall not be entitled to any damages for any withholding or delay of such approval or consent by Lender, it being intended that the requesting party's sole remedy shall be an action for injunction or specific performance, which remedy of an injunction or specific performance shall be available only in those cases in which Lender has expressly agreed under the applicable instrument or agreement not unreasonably to withhold or delay its consent or approval.

         14.15 Payment Days. In the event that any payment of Interest, Principal, or any other payment to be made by Borrower to Lender hereunder or under any of the other Loan Documents shall fall on a day which is a Saturday, Sunday or any other day on which commercial banks in New York City are closed for business, any such payment shall be made on the next succeeding business day.

         14.16 Severability. In the event that any provision of this Loan Agreement or the application thereof to Borrower or the Lightstone Property Owners, in any circumstance, shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith, and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Loan Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or which it is held invalid or enforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Loan Agreement.

         14.17 Consent to Jurisdiction. Any court action brought to interpret or enforce any provision of this Loan Agreement or any other Loan Document or to prosecute any claim arising hereunder or thereunder must be commenced and maintained in the state or federal courts in the State of New York. Borrower, the Lightstone Property Owners, and their Affiliates hereby irrevocably submit to the exclusive jurisdiction and venue of the state and federal courts in the State of New York for such purposes. Borrower hereby appoints Sheldon Chanales, Esq. of Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016, and any member of Herrick, Feinstein LLP or any successor firm, as agent for Borrower, the Lightstone Property Owners and their Affiliates for receipt of service of process on their behalf in connection with any suit, writ, restraint, execution or discovery or supplementary procedures in connection with the interpretation and/or enforcement of any provision of this Loan Agreement and the other Loan Documents and any claims arising hereunder or thereunder. Service shall be effected by any means permitted by the court in which any action is filed, shall be deemed received as therein provided.

         14.18 Waiver of Jury Trial. Borrower and the Lightstone Property Owners hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Loan Agreement or any of the other Loan Documents.

                                    LIGHTSTONE MEMBER LLC

                                    By: /s/ David Lichtenstein
                                    ----------------------------------------
                                    David Lichtenstein, Managing Member

                                    PRESIDENTIAL REALTY CORPORATION

                                    By: /s/ Jeffery F. Joseph
                                    ----------------------------------------
                                    Jeffrey F. Joseph, President

The undersigned Lightstone Property Owners have executed, acknowledged and delivered this Loan Agreement for the purpose of evidencing their consent and agreement to this Loan Agreement to the extent applicable to them:

                                     WEST MANCHESTER MALL LLC
                                     BRADLEY SQUARE MALL LLC
                                     MOUNT BERRY SQUARE MALL LLC and
                                     SHENANGO VALLEY MALL LLC


                                     All By:/s/ David Lichtenstein
                                     -------------------------------------
                                     David Lichtenstein,
                                     President





State of New York                   )
                                    )ss.:
County of Westchester               )


On the 22 day of September in the year 2004 before me, the undersigned, personally appeared Jeffrey F. Joseph, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Debra Liebler-Jones
                                            --------------------------
                                            Notary Public
                                            Debra Liebler-Jones
                                            Notary Public, ST.of NY
                                            Putnam Cty CLK #01J06005994
                                            Commission Expires 4/20/06

State of New Jersy                  )
                                    )ss.:
County of Ocean                     )


On the 22 day of September in the year 2004 before me, the undersigned, personally appeared David Lichtenstein, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Theresa McCormick
                                            --------------------------
                                            Notary Public
                                            Theresa A. McCormick
                                            Notary Public of New Jersy
                                            My Commission Expires Feb. 14, 2008



                                 EXHIBIT A-1

                            LIGHTSTONE PROPERTIES


                             West Manchester Mall
                               1800 Loucks Road
                            York, Pennsylvania 17404

                             Mount Berry Square Mall
                             993 Mount Berry Square
                               Rome, Georgia 30165

                               Bradley Square Mall
                              200 Paul Huff Parkway
                            Cleveland, Tennessee 37312

                               Shenango Valley Mall
                              3303 East State Street
                            Hermitage, Pennsylvania 16148






                                     EXHIBIT A-2

                                 MARTINSBURG PROPERTY
                                    Martinsburg Mall
                                   800 Foxcroft Avenue
                             Martinsburg, West Virginia 25401






                                     EXHIBIT B

                             LIGHTSTONE PROPERTY OWNERS


         The following Delaware limited liability companies, all having an address at 326 Third Street, Lakewood, New Jersey 08701:


           West Manchester Mall LLC                     West Manchester Mall
                                                        York, Pennsylvania

           Bradley Square Mall LLC                      Bradley Square Mall
                                                        Cleveland, Tennessee

           Mount Berry Square Mall LLC                  Mount Berry Square Mall
                                                        Rome, Georgia

           Shenango Valley Mall LLC                     Shenango Valley Mall
                                                        Hermitage, Pennsylvania









                                        EXHIBIT C

                                 ALLOCATION OF THE LOAN TO
                                 THE LIGHTSTONE PROPERTIES


       West Manchester Mall LLC                                   $3,268,000

       Bradley Square Mall LLC                                    $1,290,000

       Mount Berry Square Mall LLC                                $2,580,000

       Shenango Valley Mall LLC                                   $1,462,000
                                                                  ----------
                                                                  $8,600,000
                                                                  ==========